                                                                    Exhibit 25.1

================================================================================

                                    FORM T-l

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                           SECTION 305(b)(2)     [ ]

                              --------------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                13-5160382
(State of incorporation                                 (I.R.S. employer
if not a U.S. national bank)                            identification no.)

One Wall Street, New York, N.Y.                         10286
(Address of principal executive offices)                (Zip code)

                              --------------------

                           R.H. Donnelley Corporation
              (Exact name of obligor as specified in its charter)

 Delaware                                               13-2740040
 (State or other jurisdiction of                        (I.R.S. employer
 incorporation or organization)                         identification no.)


 1001 Winstead Drive
 Cary, North Carolina                                   27513
 (Address of principal executive offices)               (Zip code)

                              --------------------

                            6 7/8% Senior Notes due 2013
                      (Title of the indenture securities)

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


1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------
                      Name                                   Address
--------------------------------------------------------------------------------

     Superintendent of Banks of the State of    2 Rector Street, New York, N.Y.
     New York                                   10006, and Albany, N.Y. 12203

     Federal Reserve Bank of New York           33 Liberty Plaza, New York, N.Y.
                                                10045

     Federal Deposit Insurance Corporation      Washington, D.C. 20429
     New York Clearing House Association        New York, New York 10005

     (b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

      None.

      16. LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits la and lb to Form T-l filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-l filed with Registration Statement No. 33-29637 and Exhibit 1 to Form T-l filed with Registration Statement No. 333-121195.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-l filed with Registration Statement No. 333-121195.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-l filed with Registration Statement No. 333-106702.)

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     7.   A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 11th day of April, 2005.

                                            THE BANK OF NEW YORK


                                            By:  /S/    BEATA HRYNIEWICKA
                                                       ------------------------
                                                 Name:  BEATA HRYNIEWICKA
                                                 Title: ASSISTANT TREASURER

                                                                       EXHIBIT 7

                     Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31, 2004, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                  Dollar Amounts
 ASSETS                                                             In Thousands
 Cash and balances due from depository
   institutions:
   Noninterest-bearing balances and currency
     and coin ...................................                    $ 3,866,500
   Interest-bearing balances ....................                      8,455,170
 Securities:
   Held-to-maturity securities ..................                      1,885,665
   Available-for-sale securities ................                     20,781,508
 Federal funds sold and securities purchased
   under agreements to resell....................
   Federal funds sold in domestic offices .......                      3,730,007
   Securities purchased under agreements to
   resell .......................................                        847,805
 Loans and lease financing receivables:
   Loans and leases held for sale ...............                              0
   Loans and leases, net of unearned
     income .....................................                     36,195,743
   LESS: Allowance for loan and
     lease losses ...............................                        587,611
   Loans and leases, net of unearned
     income and allowance .......................                     35,608,132
 Trading Assets .................................                      4,174,521
 Premises and fixed assets (including
   capitalized leases) ..........................                        949,424
 Other real estate owned.........................                            754
 Investments in unconsolidated subsidiaries
   and associated companies .....................                        268,366
 Customers' liability to this bank on
   acceptances outstanding ......................                         52,800
Intangible assets................................
   Goodwill .....................................                      2,746,404
   Other intangible assets ......................                        758,137

 Other assets ...................................                      8,013,234
                                                                     -----------
 Total assets ...................................                    $92,138,427
                                                                     ===========

 LIABILITIES
 Deposits:

   In domestic offices ..........................                    $41,480,131
   Noninterest-bearing ..........................                     16,898,525
   Interest-bearing .............................                     24,581,606
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs .....................                     24,028,722
   Noninterest-bearing ..........................                        576,431
   Interest-bearing .............................                     23,452,291
 Federal funds purchased and securities sold
     under agreements to repurchase..............
   Federal funds purchased in domestic
     offices ....................................                      1,040,432
   Securities sold under agreements to
    repurchase ..................................                        491,007
 Trading liabilities ............................                      2,724,930
 Other borrowed money:
   (includes mortgage indebtedness and
   obligations under capitalized leases) ........                      4,780,573
 Not applicable

 Bank's liability on acceptances executed and
   outstanding ..................................                         54,517
 Subordinated notes and debentures ..............                      2,390,000
 Other liabilities ..............................                      6,901,014
                                                                     -----------
 Total liabilities ..............................                    $83,891,326
                                                                     ===========
 Minority interest in consolidated
   subsidiaries .................................                        140,499

 EQUITY CAPITAL

 Perpetual preferred stock and related
   surplus ......................................                              0
 Common stock ...................................                      1,135,284
 Surplus (exclude all surplus related to
   preferred stock) .............................                      2,087,221
 Retained earnings ..............................                      4,892,420
 Accumulated other comprehensive income .........                         -8,323
Other equity capital components .................                              0
                                                                     -----------
Total equity capital ............................                      8,106,602
                                                                     -----------
Total liabilities, minority interest, and equity
   capital ......................................                    $92,138,427
                                                                     ===========

     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                    Thomas J. Mastro,
                                Senior Vice President and Comptroller

     We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi
Gerald L. Hassell               Directors
Alan R. Griffith